UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2015

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On October 28, 2015, Penn National Gaming, Inc. issued a press release announcing the receipt of a waiver from the lenders under its senior secured credit facility and disclosing the approximate debt balance with respect to its previously announced change in classification of master lease accounting.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1

Press Release dated October 28, 2015 of Penn National Gaming, Inc. announcing the receipt of a waiver from the lenders under its senior secured credit facility and disclosing the approximate debt balance with respect to its previously announced change in classification of master lease accounting.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 28, 2015	PENN NATIONAL GAMING, INC.

	By:	/s/ Saul V. Reibstein
	Name:	Saul V. Reibstein
	Title:	Executive Vice President, Finance
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1

Press Release dated October 28, 2015 of Penn National Gaming, Inc. announcing the receipt of a waiver from the lenders under its senior secured credit facility and disclosing the approximate debt balance with respect to its previously announced change in classification of master lease accounting.